Filed pursuant to Rule 497

File No. 333-149374

Meet GSO / Blackstone

An introduction to the alternative asset manager behind FS Investment Corporation

FS Investment Corporation (“FSIC”) invests in a specialized asset class — private bank loans. These investments have unique properties that have long made them attractive for the portfolios of large institutions. With the introduction of FSIC, mainstream investors can enjoy their advantages. The performance of a private debt fund greatly depends on the quality of the investments selected, and that’s where expert asset management comes in. Part of Franklin Square Capital Partners’ (FSIC’s sponsor) mission is to partner with elite asset managers to run its products — those of a caliber typically reserved for the wealthiest individuals and most sophisticated institutions in the world. For FSIC, GSO / Blackstone1 was the clear choice. Read on to learn why.

Who is involved in selecting assets for FSIC?

Franklin Square Capital Partners oversees all aspects of operating and distributing FSIC. Its investment adviser is FB Income Advisor, which is in turn sub-advised by GSO / Blackstone. In this role, GSO / Blackstone identifies, analyzes and originates private debt investments and, where appropriate for FSIC, recommends them for inclusion in FSIC’s portfolio. FB Income Advisor reviews these recommendations and ultimately decides on which investments to make.

An investor is advised to consider the investment objectives, risks, charges and expenses of FSIC very carefully before investing. Please refer to the prospectus which contains this and other important information about FSIC. Investors may obtain a prospectus at www.fsinvestmentcorp.com or by contacting their financial advisor. Please read the prospectus carefully before investing.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Attorney-General of the State of New York nor any other State regulators have passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

1 “GSO / Blackstone” refers to GSO / Blackstone Debt Funds Management LLC (“GDFM”).

Who is GSO / Blackstone? GSO / Blackstone is a wholly-owned subsidiary of GSO Capital Partners LP, the credit platform of The Blackstone Group L.P. (“Blackstone”). Let’s take it from the top down.

Blackstone is a global leader in institutional alternative asset management. As of December 31, 2010, Blackstone managed over $128 billion in assets across a diverse platform, including:

•	Private equity funds

•	Real estate funds

•	Funds of hedge funds

•	Credit-oriented funds

Blackstone is one of the world’s largest alternative asset managers. Since 1985, it has served some of the most sophisticated investors across the globe, including many of America’s state and corporate pension funds, financial institutions, endowments, sovereign wealth funds and high net worth individuals.

Blackstone’s credit business, GSO Capital Partners LP, including GSO / Blackstone and other affiliates of GSO (collectively, “GSO”), ranks among the largest credit-oriented alternative asset managers. Its assets under management at the end of 2010 exceeded $30 billion. GSO seeks to achieve strong returns with low volatility using a variety of credit investment strategies.

Blackstone’s Investors by Category

Top 10 Leveraged Loan Asset Managers

		Estimated Loan Transaction Volume
	Manager	(mil lions)

1	GSO Capital	$2,765

2	Ares Management	$2,180

3	Eaton Vance Group	$2,179

4	Fidelity Advisors	$2,010

5	Babson Capital Management	$1,858

6	INVESCO	$1,698

7	Franklin Funds	$1,651

8	Blackrock	$1,561

9	Stone Tower	$1,527

10	Highland Capital	$1,498

Source: Standard & Poor’s LCD (Leveraged Commentary & Data), Institutional Manager List.

Note: Includes all accounts that LCD was able to track with 3 or more commitments in the 12 months ended 12/31/10 or $10 million or more in estimated allocations. The data are based on LCD's collection and therefore are, by definition, incomplete. LCD's collection does not include all loans which are not syndicated; materially different rankings could result from a change in collection or ranking methodology.

What makes GSO / Blackstone the right sub-adviser for FSIC? Franklin Square chose to partner with GSO / Blackstone because it believes that GSO / Blackstone offers several advantages.

Scale

Size creates opportunity. GSO manages more than $30 billion in fixed income and alternative assets. As a result, Franklin Square believes GSO / Blackstone can offer FSIC investors access to deals that few other managers can. It has significant access to the syndicated and non-syndicated (private) loan market, having built a network of relationships with commercial and investment banks, finance companies and other investment funds. GSO is among the world’s largest managers of senior secured bank loans, the primary asset class in FSIC’s portfolio. This scale has proven invaluable in securing allocations in new-issue syndications, which tend to offer more attractive pricing compared to secondary market purchases and can ultimately generate better returns.

Expertise

GSO has more than 180 employees operating in three offices in the U.S. and abroad. GSO has a strong reputation for employing rigorous processes to analyze a company’s ability to honor its debts under various economic conditions. FSIC believes that GSO’s knowledge of industry sectors and the credit business, complemented by GSO’s access to Blackstone’s comprehensive intellectual library, gives GSO an edge in selecting profitable, secure loans while limiting the chance of default. GSO investments have consistently experienced low default rates and strong returns relative to market benchmarks.

Reputation

Blackstone is regarded as one of the leading authorities on alternative investments. Further, GSO / Blackstone is often one of the first to be called to participate in sizable credit deals. Prior to partnering with Franklin Square, GSO / Blackstone generally managed capital only for large institutional investors and high net worth individuals. FSIC represents an opportunity for the broad investing public to tap into that same expertise to meet their investment goals.

Synergy

In 2008, GSO partnered with Franklin Square Capital Partners as the exclusive retail distributor of its debt products through the independent broker-dealer network. FS Investment Corporation was its first joint endeavor and the two partners have committed to future collaborations. Executives and employees of both firms have invested millions of dollars in FSIC and thus share common interests with those who invest in it.

Summary

•    GSO / Blackstone evaluates, originates and recommends private debt investments to FB Income Advisor for FSIC.

•    GSO / Blackstone is a global leader in alternative asset management with a proven track record. However, an investment in FSIC is speculative and involves a degree of risk and no assurance can be provided that the investment objectives of FSIC will be achieved. Past performance is not necessarily indicative of future results, and there can be no assurance that such returns will be achieved in the future, that FSIC or GSO / Blackstone will achieve comparable results or that FSIC or GSO / Blackstone (together with FB Income Advisor, LLC) will be able to implement FSIC’s investment strategy or achieve FSIC’s investment objectives.

•    FSIC investors have a unique opportunity to invest in securities normally reserved for sophisticated institutional investors, benefiting from GSO / Blackstone’s talent and diversifying their portfolios with a new asset class — private debt.

•    Franklin Square and GSO / Blackstone enjoy a mutually beneficial partnership and plan to distribute more products to mainstream investors in the future.

This must be read in conjunction with FSIC’s prospectus in order to fully understand all of the implications, including investment objectives, risks and expenses, associated with the offering of securities to which it relates. Please contact your financial advisor to receive a copy of the prospectus, which you should read carefully. All investing involves risk, including the possible loss of principal, and there can be no assurance that any investment strategy will be successful. An investment in FSIC may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. No public market exists for FSIC’s shares and purchasers of FSIC’s shares will have limited liquidity.

Products made available by Franklin Square Capital Partners are offered to the public through FS2 Capital Partners, LLC (member FINRA/SIPC), which acts as the dealer manager, and through other selected dealers that are members of the Financial Industry Regulatory Authority (FINRA). Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.